UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07075

T. Rowe Price Media & Telecommunications Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Media & Telecommunications Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Media and telecommunications stocks recorded widely disparate performance in the first half of our fiscal year, with the latter handily outperforming. As our longer-term shareholders are probably aware, this was not an ideal environment for our fund, which is heavily weighted in faster-growing media and Internet companies. Nevertheless, we were able to record a modest gain in the period, and I am confident that our approach will continue to provide superior returns over time. Our focus will remain on the best companies in our investment universe, and I describe in detail below how certain firms can flourish even in times of market and economic turmoil.

PERFORMANCE COMPARISON

The Media & Telecommunications Fund returned 2.31% in the six months ended June 30, 2016. The fund trailed the Lipper Telecommunication Funds Average, due mainly to its substantial underweight in telecommunications stocks, which investors favored for their generally defensive characteristics and favorable yields relative to bonds. The fund’s long-term relative performance remained exceptional, however, making it Lipper’s top-ranked fund in its category for the major longer-term time periods ended in June. (Based on cumulative total return, Lipper ranked the Media & Telecommunications Fund 10 of 34, 1 of 33, 1 of 33, and 1 of 19 telecommunication funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2016, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The broader market recorded modest gains in the first half of the fund’s fiscal year, but two notable bouts of turbulence made it hardly an enjoyable flight. The first bout, which lasted from the start of 2016 through mid-February, was prolonged and especially bumpy. Worries about China’s financial system and global growth in general sent stocks into a correction (a decline of 10% or more) and tipped Japan and many other countries into bear markets (down over 20%). A further slump in oil prices to 13-year lows and some worrisome U.S. economic data, particularly on the manufacturing sector, also weighed on sentiment.

February 11 marked an important turning point for the stock market, however, as rebounding oil prices, some improved economic data, and additional assurances from the Federal Reserve that it would act slowly in raising rates appeared to help spark a rally. Stocks recovered much of their losses in the following weeks and managed to reach their highest levels in several months by early June. As we will discuss in more depth later, another sharp but brief bout of turbulence then hit the markets starting on June 24, the day after Britain voted to leave the European Union (EU).

The period’s extreme volatility led to a very wide dispersion of sector returns in the period, which, in turn, had disparate effects on the media and telecommunications universe. Telecommunication services stocks within the Standard & Poor’s 500 Index saw spectacular gains over the period, recording total returns of nearly 25%, as investors seeking “safe” income streams sought out their relatively stable business models and increasingly attractive dividend yields compared with bonds. Media and Internet stocks (usually classified as consumer discretionary shares in the S&P 500) fared considerably worse, as many of the same investors shunned their higher valuations. Technology stocks also performed poorly, and the tech-heavy Nasdaq Composite ended June as the only major benchmark in negative territory for the year to date.

PORTFOLIO REVIEW

While we were pleased to record a gain, the market environment in the first half of 2016 was a difficult one for our fund’s approach. Our underweight to telecommunications companies that pay large dividends based on recurring revenues detracted significantly from our relative results. The same was true of our corresponding overweights to media and Internet shares—particularly Chinese Internet stocks. As we have noted in previous letters, we believe that most telecom firms in both the U.S. and other developed markets are facing varying combinations of regulatory, competitive, or technological challenges that cast a long-term and irreversible shadow over these incumbent players’ prospects. Conversely, newer media and retail firms with business models based on the Internet appear to be only in the first stages of seizing profitable existing markets and creating new ones. While our industry weightings hurt our relative results, we were pleased to see that our positive stock selection helped compensate, particularly in the Internet segment.

Given this backdrop, it is not surprising that our top three performance contributors over the period were telecommunications firms. Our cellular tower holdings, Crown Castle International and American Tower, benefited from their solid businesses and low interest rates, which have both lowered their financing costs and made their dividend yields more attractive to investors. We favor these companies within the telecom segment because they have ample growth prospects due to cellular operators’ need to upgrade networks to deliver video and other data-intensive content. We also own two of the tower companies’ customers, Verizon Communications and T-Mobile US, which were also among our top contributors, but we would have been better off owning more. Indeed, having a smaller position in Verizon than our Lipper benchmark weighed significantly on our relative returns, as did not holding a position in AT&T. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Our cable and satellite holdings benefited from much of the same investor focus on stable, recurring revenues. We saw good results from Comcast, and we benefited from the enthusiastic reception given to Charter Communications’ acquisition of Time Warner Cable. The UK’s decision to leave the EU, or Brexit, threw a late wrench into the segment, however. European cable operator Liberty Global and broadcaster British Sky fell sharply in late June, as the tumbling pound and other uncertainties in the wake of the Brexit vote weighed on earnings expectations.

Our Internet-oriented holdings also presented a mixed bag in the period. We saw poor results from some of our Chinese Internet positions, notably media and search giant Baidu, online travel firm Ctrip.com International, and retailer Vipshop Holdings. All were caught up in fears about the Chinese economy early in the year, but only in the case of Vipshop do we see any evidence of fundamental slowing in its business model, and we have lowered our position as a result. Baidu suffered from changes in regulatory rules surrounding medical advertising, an impact that is real but will lessen over time. Ctrip’s stock has suffered from concerns over a tougher negotiating stance from airlines—a challenge that we think will eventually improve its position relative to smaller competitors. Diversified Chinese Internet firm Tencent Holdings maintained its strong performance and was among our top contributors. Similar dispersion was at work among U.S. Internet holdings. Facebook and Amazon.com performed well on the back of solid growth, but Netflix fell on worries over a slowdown in international subscriber gains.

In terms of changes to the portfolio over the past six months, the largest by some margin was the swap of Time Warner Cable for Charter Communications as a result of the merger. Charter also offered cash as part of the deal, and we deployed part of it in a new position in Liberty Broadband, which is effectively a way to own more of Charter at a discounted valuation. We also added Twilio—a cloud-based software firm that enables the rapid development of mobile and Web applications—on its initial public offering.

PRICELINE AND THE BENEFIT OF SMOOTHER SKIES ABOVE

Ironically, I avoided the turbulence following the Brexit vote by being in the air when the results were announced. On the day of the vote, I was with a dozen of my colleagues in China, where we were meeting with the management teams of several Internet companies. I then boarded a flight home before the U.S. market opened and landed in Toronto after the market had closed. Being in an airplane and disconnected from the world on a day like that would feel uncomfortable to many portfolio managers—even those of us fortunate to have a team of associates back on the ground. When big news happens, especially when it causes spikes in volatility, most professional investors have a natural urge to do something—to respond somehow. However, it goes without saying that the volatility that occurs on days such as these is fueled by speculation: There was no practical impact yet, no data to assess, and the fallout, or lack thereof, was set to play out over a long period of time.

Indeed, while most investors were caught off guard by the outcome of the referendum, I would venture to guess that many have been equally surprised by the market’s performance since the vote. Although the first two days saw a meaningful pullback across global equity markets, their performance since has been quite positive. As of this writing, at least, it is quite likely that any sales made on the day of the vote would have been bad ones. In short, it would have been a good day for many of my peers to have been stuck on an airplane!

For our part, since landing back in Baltimore, my team and I have been doing the same thing we have always done: remaining steadfastly focused on finding stocks that we think can generate substantial compounded returns over time. Of course, we have made some tweaks at the margin, whether it be having a modestly larger cash balance so we can capitalize on short-term opportunities created by higher volatility or slightly shifting industry weights to a more defensive posture. The vast bulk of our time and effort has been spent focusing on the same consistent approach, however. With the help of a long-term view, and the conviction stemming from the insights and analysis of our research platform, we are confident that such periods of volatility create great opportunities for us to buy stocks at better prices.

To illustrate, I will share one such example. In the two days following the Brexit vote, Priceline’s shares fell 15%. Priceline has a large exposure to Europe, and the stock is owned primarily by U.S. investors. As a result, when there are negative headlines in Europe, Wall Street often picks on the stock, and this time was no exception. We have been long-term shareholders of Priceline, including throughout the last downturn, and we know the company well. When thinking about the potential impact of recent events on Priceline’s stock, we consider four main factors: volumes, pricing, currency exchange rates, and valuation.

Starting with volumes, we appreciate that Priceline is not an end market growth story; in other words, its prospects do not ultimately hinge on expansion in the travel market. Rather, Priceline’s growth will depend on its ability to expand its market share from the single-digit position it has currently in global travel bookings. As a result, we think the company’s volume growth (such as growth in room nights) is likely to hold up very well even in a downturn. Consider that, during and in the wake of the financial crisis, growth in room nights booked through Priceline over 2007 to 2011 was 48.9%, 46.9%, 49.2%, 52.3%, and 52.6%, respectively—it is impossible to discern that there was a recession when looking at those numbers.

The second area to consider is pricing, or the average daily rate (ADR) charged by hotels and passed on as percentage commission to Priceline. This metric is more likely to feel the effects of any potential economic weakness in Europe. While Priceline certainly has a relatively large European exposure, the company does business in nearly every country in the world. As a result, the company benefits significantly from broad geographical diversification, making the impact from any one market or region less material. Only a truly global recession would impact all of its markets. Turning again to the financial crisis—which was truly global—for guidance, we can see that ADRs were down roughly 7% in 2009. This would probably be the worst-case scenario for Priceline given the severity of the last downturn. We are a long way away from projecting that sort of outcome due to Brexit or any events that may follow as a result.

The third factor to consider is the impact of exchange rates. While modeling this for the 220 countries and territories in the company’s platform is too complicated to do with extreme precision, it is fairly easy to estimate the general impact of currency changes on Priceline’s results. When I updated my model in the days following Brexit to account for changes in exchange rates, my earnings estimates only fell by 1% due to currency effects—the actual mathematical impact was not that material.

Finally, we get to the fourth factor to consider, valuation. Summing up the above, you can see that our expectations around the negative impact from Brexit to Priceline’s bottom line are quite muted. However, the stock was punished disproportionately in the wake of the vote, falling 15%. Even before the stock fell, we viewed Priceline’s valuation as very attractive, trading at below-market multiples on 2017 earnings in spite of far superior growth and durability than the average company. In our eyes, the further decline made the stock an even more compelling opportunity.

OUTLOOK

To be sure, it is difficult to say with any confidence where the economy and markets are headed. Brexit, the potential for a further slowdown in global growth, and the uncertainties surrounding the upcoming U.S. presidential election make us cautious in our near-term outlook. Nevertheless, we feel confident in our approach over the long run. As Priceline’s experience following the financial crisis suggests, the market may disconnect from fundamentals over the short term. If we are right about our analysis of the fundamentals and remain patient in our approach, however, we should be able to continue performing well relative to the market over the longer term.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Paul D. Greene II
Chairman of the fund’s Investment Advisory Committee

July 15, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries may experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
Amazon.com	10.0%
Crown Castle International	5.9
American Tower	5.9
Facebook	5.5
Priceline	5.4
Comcast	5.1
Alphabet	5.0
T-Mobile US	4.6
Verizon Communications	4.2
Liberty Global	3.1
Baidu	2.8
Ctrip.com International	2.7
Tencent Holdings	2.4
LinkedIn	2.0
Charter Communications	2.0
SBA Communications	1.9
Vodafone	1.6
Yahoo!	1.4
Iliad	1.4
Equinix	1.3
Twenty-First Century Fox	1.3
Netflix	1.2
British Sky	1.2
Walt Disney	1.1
VeriSign	1.0
Total	80.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/16

Best Contributors		Worst Contributors	
Crown Castle International	70¢	Liberty Global	-53¢
American Tower	66	Baidu	-34
Verizon Communications	60	Alphabet	-33
Comcast	52	LinkedIn	-27
Amazon.com	40	Ctrip.com International	-24
Time Warner Cable**	34	Netflix	-22
Facebook	33	British Sky	-21
T-Mobile US	33	Iliad	-17
Tencent Holdings	26	Vipshop Holdings	-16
Equinix	22	Walt Disney	-10
Total	436¢	Total	-257¢

12 Months Ended 6/30/16

Best Contributors		Worst Contributors	
Amazon.com	290¢	Liberty Global	-105¢
Crown Castle International	106	Vipshop Holdings	-57
Facebook	102	Altice*	-54
Alphabet	101	Baidu	-52
American Tower	85	Twenty-First Century Fox	-25
Verizon Communications	66	Walt Disney	-21
Time Warner Cable**	48	British Sky	-21
Equinix	38	Dropbox	-20
T-Mobile US	38	Akamai Technologies	-19
Comcast	37	Vodafone	-15
Total	911¢	Total	-389¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 70.61	$ 65.07	$ 69.46	$ 53.30	$ 46.91	$ 51.72
Investment activities						
Net investment income (loss)(1)	(0.06)	0.16	1.52	0.22	0.30	0.23
Net realized and unrealized gain / loss	1.69	7.64	1.13	21.30	10.31	(0.39)
Total from investment activities	1.63	7.80	2.65	21.52	10.61	(0.16)
Distributions						
Net investment income	–	(0.14)	(1.60)	(0.21)	(0.30)	(0.29)
Net realized gain	–	(2.12)	(5.44)	(5.15)	(3.92)	(4.36)
Total distributions	–	(2.26)	(7.04)	(5.36)	(4.22)	(4.65)
NET ASSET VALUE						
End of period	**$ 72.24**	**$ 70.61**	**$ 65.07**	**$ 69.46**	**$ 53.30**	**$ 46.91**

Ratios/Supplemental Data

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Total return(2)	**2.31%**	**12.00%**	**4.14%**	**40.78%**	**22.69%**	**(0.03)%**
Ratio of total expenses to average net assets	0.79%(3)	0.79%	0.80%	0.80%	0.81%	0.83%
Ratio of net investment income (loss) to average net assets	(0.18)%(3)	0.23%	2.17%	0.35%	0.55%	0.44%
Portfolio turnover rate	7.5%	13.5%	24.7%	53.8%	39.2%	41.1%
Net assets, end of period (in millions)	$ 3,619	$ 3,573	$ 3,182	$ 3,329	$ 2,298	$ 1,861

(1) Per share amounts calculated using average shares outstanding method.
(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 93.7%		
CONTENT 0.0%		
Media & Entertainment 0.0%		
Central European Media Enterprises, Warrant, 5/2/18 (1)	411,726	482
Total Content		482
HARDWARE 0.4%		
Supply Chain/Electronic Manufacturing 0.4%		
Mobileye (1)	290,900	13,422
Total Hardware		13,422
INFORMATION SERVICES 0.0%		
Data Services 0.0%		
Oanda, Acquisition Date: 8/24/07 – 7/2/14, Cost $429 (1)(2)(3)	15,041	72
Total Information Services		72
INTERNET 37.6%		
Internet Media/ Advertising 17.7%		
Alphabet, Class A (1)	79,050	55,614
Alphabet, Class C (1)	179,853	124,476
Baidu, ADR (1)	623,191	102,920
Facebook (1)	1,733,100	198,059
NAVER (KRW)	33,812	21,024
Tencent Holdings (HKD)	3,864,400	88,138
Yahoo! (1)	1,389,700	52,197
		642,428
Internet Retail 11.3%		
Alibaba Group Holding, ADR (1)	452,334	35,974
Amazon.com (1)	505,600	361,818
Vipshop Holdings, ADR (1)	1,171,900	13,090
		410,882

Media & Entertainment 5.1%		
Altice, Class A (EUR) (1)	1,226,500	18,444
Altice, Class B (EUR) (1)	753,985	11,387
Central European Media Enterprises (1)	1,344,800	2,838
Discovery Communications, Class C (1)	583,700	13,921
Netflix (1)	490,280	44,851
News Corp, Class A	618,100	7,015
Twenty-First Century Fox, Class A	1,758,400	47,565
Walt Disney	403,500	39,470
		185,491
Total Media		673,846
SEMICONDUCTORS 1.0%		
Digital Semiconductors 1.0%		
Qualcomm	671,960	35,997
Total Semiconductors		35,997
SOFTWARE 6.6%		
Applications Software 2.6%		
Atlassian, Class A (1)	739,599	19,156
Marketo (1)	330,000	11,491
NetSuite (1)	382,000	27,809
salesforce.com (1)	246,500	19,574
Veeva Systems, Class A (1)	455,100	15,528
		93,558
Enterprise Software 0.0%		
Coupa Software, Acquisition Date: 5/26/15, Cost $529 (1)(2)(3)	126,647	569
		569
Software & Services 2.1%		
Dropbox, Class A, Acquisition Date: 11/7/14 Cost $3,270 (1)(2)(3)	171,173	1,354

Dropbox, Class B, Acquisition Date: 5/1/12, Cost $754 (1)(2)(3)	83,278	659
LinkedIn (1)	385,800	73,012
		75,025
Systems Software 1.9%		
ServiceNow (1)	407,049	27,028
Twilio (1)	179,500	6,552
VeriSign (1)	428,500	37,048
		70,628
Total Software		239,780
TELECOM SERVICES 27.3%		
European Telecom 3.1%		
Iliad (EUR)	251,633	51,151
Telecom Italia, Ordinary Shares (EUR) (1)	6,777,843	5,560
Vodafone (GBP)	18,887,417	57,497
		114,208
Rest of the World Telecom 0.3%		
Tim Participacoes, ADR	1,089,632	11,495
		11,495
Towers 14.2%		
American Tower, REIT	1,872,500	212,735
Crown Castle International, REIT	2,108,864	213,902
Sarana Menara Nusantara (IDR) (1)	65,797,500	21,025
SBA Communications (1)	631,300	68,143
		515,805
U.S. Other Telecom 0.8%		
Akamai Technologies (1)	495,100	27,691
		27,691

U.S. Wireless 8.9%		
T-Mobile US (1)	3,884,896	168,099
Verizon Communications	2,746,876	153,386
		321,485
Total Telecom Services		990,684
Total Miscellaneous Common Stocks 0.6% (4)		21,892
Total Common Stocks (Cost $1,970,499)		3,397,092
PREFERRED STOCKS 0.1%		
INTERNET 0.1%		
Internet Retail 0.1%		
Flipkart, Series G, Acquisition Date: 12/17/14 Cost $4,945 (1)(2)(3)	41,294	3,976
Total Preferred Stocks (Cost $4,945)		3,976
CONVERTIBLE PREFERRED STOCKS 2.2%		
INTERNET 1.5%		
Internet Media/ Advertising 0.2%		
Glam Media, Series M-1, Acquisition Date: 7/2/07 Cost $3,752 (1)(2)(3)	318,078	—
Glam Media, Series M-1, EC, Acquisition Date: 7/2/07 Cost $525 (1)(2)(3)	45,440	—
Snapchat, Series F, Acquisition Date: 5/6/16 Cost $8,842 (1)(2)(3)	287,823	8,842
		8,842
Internet Services 1.3%		
Airbnb, Series D, Acquisition Date: 4/16/14 Cost $5,109 (1)(2)(3)	125,499	11,683
Airbnb, Series E, Acquisition Date: 7/14/15 Cost $3,047 (1)(2)(3)	32,734	3,047

Houzz, Series D, Acquisition Date: 6/3/14, Cost $4,200 (1)(2)(3)	560,560	3,683
Redfin, Series F, Acquisition Date: 11/7/13 Cost $3,922 (1)(2)(3)	1,614,970	5,426
Uber Technologies, Series E, Acquisition Date: 12/5/14 Cost $6,573 (1)(2)(3)	197,272	9,621
Uber Technologies, Series G, Acquisition Date: 12/3/15 Cost $7,293 (1)(2)(3)	149,523	7,293
Xiaoju Kuaizhi, Series A-17, Acquisition Date: 10/19/15 Cost $3,572 (1)(2)(3)	130,241	4,979
		45,732
Total Internet		54,574
SOFTWARE 0.6%		
Applications Software 0.1%		
Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $3,508 (1)(2)(3)(5)	1,528,887	2,783
		2,783
Enterprise Software 0.4%		
Cloudera, Series F, Acquisition Date: 2/5/14 Cost $4,527 (1)(2)(3)	310,902	5,347
Coupa Software, Series G, Acquisition Date: 5/26/15 Cost $4,236 (1)(2)(3)	1,013,172	4,549
Domo, Series D, Acquisition Date: 1/31/14 Cost $3,003 (1)(2)(3)	726,554	5,282
		15,178
Infrastructure Software 0.1%		
MongoDB, Series F, Acquisition Date: 10/2/13 Cost $3,228 (1)(2)(3)	193,004	1,390
		1,390
Total Software		19,351

TECHNOLOGY 0.1%		
Software & Services 0.1%		
Dropbox, Series A, Series A, Acquisition Date: 5/1/12 Cost $936 (1)(2)(3)	103,417	818
Dropbox, Series A-1, Acquisition Date: 5/1/12 Cost $4,597 (1)(2)(3)	508,002	4,018
Total Technology		4,836
Total Convertible Preferred Stocks (Cost $70,870)		78,761
CORPORATE BONDS 0.0%		
Glam Media, 9.00%, 12/2/16, Acquisition Date: 7/2/07 Cost $697 (1)(2)(3)(6)	697,244	–
Glam Media, EC, 9.00%, 12/2/16 Acquisition Date: 7/2/07 – 8/1/12, Cost $25 (1)(2)(3)	25,471	–
Total Corporate Bonds (Cost $722)		–
SHORT-TERM INVESTMENTS 4.3%		
Money Market Funds 4.3%		
T. Rowe Price Government Reserve Investment Fund, 0.31% (5)(7)	155,473,615	155,474
Total Short-Term Investments (Cost $155,474)		155,474
Total Investments in Securities 100.3% of Net Assets (Cost $2,202,510)		**$ 3,635,303**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $86,653 and represents 2.4% of net assets.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $2,202,510)	$ 3,635,303
Dividends receivable	2,946
Receivable for investment securities sold	2,065
Receivable for shares sold	1,699
Foreign currency (cost $95)	95
Other assets	75
Total assets	3,642,183
Liabilities	
Payable for investment securities purchased	14,523
Investment management fees payable	1,896
Payable for shares redeemed	1,229
Due to affiliates	237
Other liabilities	270
Total liabilities	18,155
NET ASSETS	$ 3,624,028
Net Assets Consist of:	
Accumulated net investment loss	$ (2,291)
Accumulated undistributed net realized gain	62,255
Net unrealized gain	1,432,624
Paid-in capital applicable to 50,166,180 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	2,131,440
NET ASSETS	$ 3,624,028
NET ASSET VALUE PER SHARE	
Investor Class	
($3,619,089,521 / 50,097,834 shares outstanding)	$ 72.24
I Class	
($4,938,310 / 68,346 shares outstanding)	$ 72.25

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Media & Telecommunications Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth through the common stocks of media, technology, and telecommunications companies. The fund has two classes of shares: the Media & Telecommunications Fund original share class, referred to in this report as the Investor Class, incepted on October 13,1993, and the Media & Telecommunications Fund–I Class (I Class), incepted on March 23, 2016. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $3,000 for the six months ended June 30, 2016.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2016, totaled $(6,972,000) for the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging market countries; at period-end, approximately 11% of the fund’s net assets were invested in emerging markets. Emerging markets generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $251,516,000 and $307,752,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2015, the fund had $1,122,000 of available capital loss carryforwards.

At June 30, 2016, the cost of investments for federal income tax purposes was $2,211,904,000. Net unrealized gain aggregated $1,423,230,000 at period-end, of which $1,512,922,000 related to appreciated investments and $89,692,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2016, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $984,000 for T. Rowe Price Services, Inc.; and $394,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 3,656 shares of the I Class, representing 5% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Media & Telecommunications Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016